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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 14, 2002

                               EDISON SCHOOLS INC.
             ------------------------------------------------------

               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
             ------------------------------------------------------

                 (State or Other Jurisdiction of Incorporation)

          000-27817                                     13-3915075
---------------------------------           ----------------------------------
     (Commission File Number)             (I.R.S. Employer Identification No.)


521 FIFTH AVENUE, 11TH FLOOR
NEW YORK, NEW YORK                                         10175
-------------------------------------       ----------------------------------
(Address of Principal Executive Offices)                (Zip Code)

                                 (212) 419-1600
                        --------------------------------

              (Registrant's Telephone Number, Including Area Code)
                                 ---------------

                                 NOT APPLICABLE

                                 ---------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS

          On May 14, 2002, Edison Schools Inc. issued the press releases attached hereto as Exhibits 99.1 and 99.2.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)     Exhibits

                  Exhibit No.       Description

                  99.1              Press release dated May 14, 2002

                  99.2              Press release dated May 14, 2002





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            EDISON SCHOOLS INC.


Date:    May 14, 2002                  By:    /s/ Laura K. Eshbaugh
                                           -----------------------------
                                                  Laura K. Eshbaugh
                                                  Executive Vice President
                                                  and Secretary


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                                  EXHIBIT INDEX

Exhibit No.                Description

99.1                       Press release dated May 14, 2002

99.2                       Press release dated May 14, 2002



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